EXHIBIT 1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13(d)-1(k)(1) under the Exchange Act, the undersigned hereby agree to the joint filing with each other on behalf of each of them of the attached statement on Schedule 13D with respect to the securities of Watermark Lodging Trust, Inc. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby executed this Joint Filing Agreement as of July 31, 2020.

ACP WATERMARK INVESTMENT LLC

By:	ACP Watermark Intermediate LLC
Its:	Managing Member

/s/ Russell Gimelstob
Name:	Russell Gimelstob
Its:	Chief Executive Officer

ACP WATERMARK INTERMEDIATE LLC

/s/ Russell Gimelstob
Name:	Russell Gimelstob
Its:	Chief Executive Officer

ASCENDANT CAPITAL GP MM LLC

/s/ Russell Gimelstob
Name:	Russell Gimelstob
Its:	Sole Member

RUSSELL LEWIS GIMELSTOB

/s/ Russell Gimelstob

WATERMARK GAP HOLDCO, L.P.

By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

/s/ Ting He
Name:	Ting He
Its:	Authorized Signatory

OAKTREE FUND GP, LLC

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

/s/ Ting He
Name:	Ting He
Its:	Authorized Signatory

OAKTREE FUND GP I, L.P.

/s/ Ting He
Name:	Ting He
Its:	Authorized Signatory

OAKTREE CAPITAL I, L.P.

/s/ Ting He
Name:	Ting He
Its:	Vice President

OCM HOLDINGS I, LLC

/s/ Ting He
Name:	Ting He
Its:	Vice President

OAKTREE HOLDINGS, LLC

/s/ Ting He
Name:	Ting He
Its:	Vice President

OAKTREE CAPITAL GROUP, LLC

/s/ Ting He
Name:	Ting He
Its:	Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

/s/ Ting He
Name:	Ting He
Its:	Vice President

BROOKFIELD ASSET MANAGEMENT INC.

/s/ Jessica Diab
Name:	Jessica Diab
Its:	Vice President, Legal & Regulatory

PARTNERS LIMITED

/s/ Brian Lawson
Name:	Brian Lawson
Its:	President